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                                 Exhibit 3. (b)
                         Consent of Mayer, Brown & Platt



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                                                               Exhibit 3. (b)

MAYER, BROWN & PLATT




                                   CONSENT OF
                              MAYER, BROWN & PLATT


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus comprising a part of the Form S-6 Registration Statement of First Variable Life Insurance Company.




                                    /s/ Mayer, Brown & Platt
                                    MAYER, BROWN & PLATT


Washington, D.C.
November 15, 1996